Exhibit 10.7.1

PORTIONS DENOTED WITH [***] HAVE
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FOR CONFIDENTIAL TREATMENT
THIS CHANGE ORDER No. 1 is made on 28 September 2006
BETWEEN
(1)	AOL (UK) Limited, a company incorporated in England (registered number 03462696) with its registered office at 80 Hammersmith Road, London W14 8UD (“AOL”); and

(2)	Live World, Inc. a Delaware corporation, with principle offices at 170 Knowles Drive, Suite 211, Los Gatos, California 95070 (“LIVEWORLD”) (each a “Party” and collectively the “Parties”).
WHEREAS
AOL and LIVEWORLD entered into an agreement dated 31 January 2005 relating to the provision by LIVEWORLD of certain moderation services to AOL (the “Original Agreement”). Both parties wish to modify the Original Agreement, as described below in this Change Order No. 1, pursuant to Clause 2.1 of the Original Agreement.
THE PARTIES AGREE as follows:
1.	General
(a)	This Change Order No. 1 shall be deemed to have come into effect on 7 August 2006.

(b)	Save as expressly modified by this Change Order No. 1, the Original Agreement shall remain in full force and effect. References in the Original Agreement to “this Agreement” shall be deemed to refer to that agreement as amended by this Change Order No. 1, unless the context otherwise requires.

(c)	Defined terms in the Agreement shall have the same meaning in this Change Order No. 1, unless the context otherwise requires.
2.	Amendments
(a)	Appendix A to the Original Agreement (Definitions) shall be deleted in its entirety and replaced with Appendix A1 as set out in this Change Order No. 1.

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	1

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(b)	References in the Original Agreement to “AOL Member” (including but not limited to references in Clauses 5.3 and 12.10(a)) shall be amended accordingly to read “AOL User” as defined in Appendix A1 to this Change Order No. 1.

(c)	The Parties further agree that, pursuant to Clause 2.1. of the Original Agreement, LIVEWORLD shall provide the Additional Moderation Services relating to all AOL message boards and chat rooms on the AOL Network as further set out in Appendix B1 to this Change Order No. 1 .

(d)	Appendix B to the Original Agreement (Moderation, Vetting and Training Requirements) shall be deleted and replaced with a new Appendix B1 to this Change Order No. 1.

(e)	Appendix C to the Original Agreement (Fees, Invoicing & Payment) shall be deleted and replaced, pursuant to Clauses 2.2 and 4.1 of the Original Agreement, with a new Appendix C1 as set out in Change Order No. 1.

(f)	The Parties acknowledge and agree that the Fees for Services relating to moderation of AOL UK Kids & Young Teens Regular Chat Rooms, as set out in Part 1 of Appendix C1 to this Change Order, shall be deemed to have been in effect as of 1 February 2006.

(g)	Clause 10.2 (b) of the Original Agreement shall be deleted in its entirety and replaced with the following Clause 10.2(b) wording:
“Subject to Clause 10.2 (c), either party may service written notice to the other to terminate the moderation services of (a) the AOL Kids and Teens message boards and chat rooms and/or (b) the Additional Moderation Services on 120 days notice in writing to the other. In the event that both the moderation of the AOL Kids and Teens message boards and chat rooms and the Additional Moderation Services are terminated in accordance with this Clause 10.2(b) then the Original Agreement shall automatically terminate.”
(h)	A new Clause 10.2 (c) shall be added to the Original Agreement with the following Clause 10.2 (c) wording:
“Notice for the termination of Additional Moderation Services pursuant to clause 10.2 (b) above shall not effect a termination of the Additional Moderation Services prior to 7 August 2007.”

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	2

PORTIONS DENOTED WITH [***] HAVE
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(i)	Clause 12.3 of the Original Agreement shall be deleted in its entirety and replaced with the following Clause 12.3 wording:
“Binding Effect and Assignment. LIVEWORLD shall not assign this Agreement or any right, interest, benefit or obligation under this Agreement without the prior written consent of AOL. Assumption of the Agreement by any successor to LIVEWORLD (including, without limitation, by way of merger, consolidation or sale of all or substantially all of LIVEWORLD’s stock or assets) shall be subject to AOL’s prior written approval. For the avoidance of doubt AOL may assign the Original Agreement (as modified by this Change Order No.1) or any right, interest, benefit or obligation, under it to any AOL Group company or AOL Affiliate or to any successor of AOL by way of merger, consolidation or the acquisition of all or substantially all of the business and assets of AOL relating to the Agreement. Provided that where AOL wishes to assign the Original Agreement (as amended) to any successor of AOL which is not within the AOL Group, by way of merger, consolidation or the acquisition of all or substantially all of the business and assets of AOL such assignment shall require LIVEWORLD’S prior approval, such approval not to be unreasonably withheld or delayed. Subject to the foregoing, this Agreement will bind and inure to the benefit of each Party’s permitted successors and assignees. Any attempt to assign this Agreement other than in accordance with this provision shall be null and void.”
Law and jurisdiction
This Change Order No. 1 shall be governed by and construed in accordance with English law and both parties submit to the non-exclusive jurisdiction of the English courts for all purposes connected with it.
Executed by the parties:
For and on behalf of AOL (UK) Limited

Signed:	Printed:

Title:	Dated:

For and on behalf of Live World Inc

Signed:	Printed:

Title:	Dated:

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	3

PORTIONS DENOTED WITH [***] HAVE
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APPENDIX A1
DEFINITIONS
     “AOL Affiliate” means any person or entity which provides, facilitates, manages or administers access to or markets or promotes the AOL Network including without limitation AOL Europe Services Sarl, AOL LLC, CompuServe Interactive Services Inc., CompuServe Interactive Services Limited and Netscape Communications Corporation.”
     “AOL Group” means AOL (or any holding company of it) and each subsidiary (both “holding company” and “subsidiary” as defined in the Companies Act 1985 as amended by the Companies Act 1989) from time to time of AOL (or any holding company of it) and any company of which AOL or any of its subsidiaries owns up to fifty percent of the assets or shares from time to time, including without limitation AOL LLC., CompuServe Interactive Services Inc., CompuServe Interactive Services Limited and Netscape Communications Corporation.
     “AOL Network” means (i) The AOL UK Service; (ii) AOL Website and (iii) any other product, service or property owned, operated, distributed or authorized to be distributed by or through AOL or any other AOL Group member worldwide (which may include, without limitation, internet sites promoting AOL products and services and any offline information browsing products of AOL or AOL Affiliates or any other AOL Group member worldwide.
     “AOL Website” means the “AOL” branded Internet based interactive site marketed and distributed by AOL and/or AOL Group members under the “AOL.co.uk” brand or any successor or related URL’s thereof.
     “AOL UK Service” means the member only standard UK version of the “AOL” branded service marketed by AOL and provided by AOL Affiliates.
     “AOL User” means any user of the AOL Network, including without limitation users of the AOL UK Service (including any sub-accounts under an authorised master account) and the AOL Website.
     “Assistant” shall have the meaning set forth in Section 3 of this Agreement.
     “Deliverables” means any deliverable work product and documentation produced by LIVEWORLD for AOL hereunder.
     “Launch Date” means [***] or such other date as mutually agreed to by the Parties and set out in writing.
     “Term” shall mean the period beginning on the Effective Date and ending upon the expiration or earlier termination of this Agreement.
     “Work Product” means all work, services and materials performed or created under this Agreement including Appendix B1 and any Change Order(s), including but not limited to

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	4

PORTIONS DENOTED WITH [***] HAVE
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(i) names, characters, protectible organizational structures, “look and feel”, other “brand” components, and (ii) all materials, writings, products, deliverables developed or prepared for AOL by LIVEWORLD or provided or delivered to AOL by LIVEWORLD or its Assistants pursuant to this Agreement including all relevant moderation manuals and supporting documentation.

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	5

PORTIONS DENOTED WITH [***] HAVE
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APPENDIX B1
MODERATION, VETTING AND TRAINING REQUIREMENTS
[***]
Part B: Moderation — Additional Moderation Services
LIVEWORLD shall also provide the Services in respect English language chat rooms and message boards to on the AOL Website and AOL UK Services, in addition to and independent of the Services which shall be provided in respect of the Kids & Teens Message Boards and Chat Rooms as set out in Appendix B1, Part A to this Agreement (respectively the “AOL Chat Rooms” and “AOL Message Boards”) (collectively the “Additional Moderation Services”) as AOL shall notify to LIVEWORLD in written schedules on the Effective Date and from time to time (respectively the “AOL Chat Schedule” and “AOL Message Schedule”).
•	LIVEWORLD shall assign moderators and moderate AOL Chat Rooms and AOL Message Boards in accordance with the AOL Chat Schedule and AOL Message Schedule (or as otherwise agreed between the Parties in writing) delivered to LIVEWORLD by AOL in writing from time to time. If the AOL Chat Rooms and / or the Message Rooms cannot be opened and/or moderated according to the relevant schedule in force at that time LIVEWORLD must notify AOL as soon as practicable and in any event with a minimum of [***]-hours prior notice.

•	The AOL Chat Schedule and AOL Message Schedule shall set out the AOL Chat Rooms and AOL Message Boards (respectively) which shall be moderated and how many moderators must be assigned and at which times during the day, as applicable. If AOL change the AOL Chat Schedule and/or the AOL Message Schedule, AOL shall give LIVEWORLD [***] days notice of such change;

•	[***]
Part C: LIVEWORLD shall perform the Services pursuant to this Agreement and as set out in Part A and Part B above in accordance with the following obligations:
•	[***]

•	LIVEWORLD shall procure that Moderators will abide by AOL’s Conditions of Service (COS) and have a clean COS record. The client will immediately replace moderators if they receive a COS warning.

•	LIVEWORLD shall procure that moderators will not enter any other chat rooms or post on any other message boards within the AOL Network while in their kids and teens moderator name.

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	6

PORTIONS DENOTED WITH [***] HAVE
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•	LIVEWORLD shall reply to any communication from AOL within [***] working days unless a shorter period of response is specifically demanded by AOL.

•	LIVEWORLD shall procure that moderators will not engage in any private IM, email or other conversations with any AOL User they believe to be kids or teens.

•	LIVEWORLD shall procure that moderators shall not engage in any one-to-one communication with AOL User except where noted in AOL’s policies and training material.

•	LIVEWORLD will adhere to AOL’s policies and training guidelines.
(c) Decreases in moderation hours
AOL will provide [***] days advance notice for any decreases in moderation hours. If the schedule is decreased with less than [***] days notice, then LIVEWORLD will invoice for the hours as if they had not been decreased and AOL will pay the associated invoice. Provided however that if AOL decreases the schedule below the minimum hours and associated fees specified in this Agreement, AOL shall continue to pay those minimum fees as described in this Agreement.
TRAINING AND VETTING REQUIREMENTS
[***]
REPORTING
Periodic reports will be delivered, as more specifically set forth below, providing the following information:
Weekly Reports - Weekly reports shall include the number of message board posts for previous week (new posts and responses) and chat room traffic for the previous week.
Monthly Reports - Monthly reports shall include number of posts hidden or deleted; number of posts reported to AOLUKCOS; number of escalations within chat; traffic trends and patterns (e.g., increase in traffic to any particular chat room or board, spikes in traffic during particular times/days); “hot topics” discussed during the previous month; and trends in discussion topics and products mentioned by participants in message boards. General trends will be reported for chat room activity.
Annual Reports - Annual reports shall include a summary of traffic trends for the previous year and year-over-year comparisons of traffic trends.

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	7

PORTIONS DENOTED WITH [***] HAVE
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APPENDIX C1
Fees, Invoicing & Payment
Fees
Subject to LIVEWORLD’S compliance with its obligations under this Agreement, AOL agrees to pay LIVEWORLD the fees set out below (collectively the “Fees”):
     (a) Monthly Management Fee
     In consideration of the Services provided by LIVEWORLD:
(i)	as set out in Appendix B1, Part A to this Agreement AOL agrees to pay LIVEWORLD a Monthly Management Fee amounting to US$[***] per month; and

(ii)	as set out in Appendix B1, Part B, to this Agreement; AOL agrees to pay LIVEWORLD a Additional Moderation Services Monthly Management Fee amounting to US $[***] per month; or

(iii)	In the event that, for any reason, the Services in as set out in Appendix B1, Part A to this Agreement cease to be provided pursuant to this Agreement, the Monthly Management Fees as set out in this clause (a)(i) and (a)(ii) above shall cease to be payable by AOL. AOL agrees to pay an Additional Moderation Services Monthly Management Fee amounting to US $[***] per month from the month following that in which the Services in as set out in Appendix B1, Part A to this Agreement cease to be provided.
(b)	Fees payable for Services provided in relation to the Moderation of AOL Kids and Teens Message Boards and Chat Rooms
1)	Minimum Monthly Moderation Fee

AOL agrees to pay LIVEWORLD a minimum monthly moderation fee of US $ [***] per month (the “Minimum Monthly Moderation Fee”) which shall include LIVEWORLD’s provision of up to [***] hours/month of moderation Services (“Minimum Monthly Moderation”). For the avoidance of doubt, if AOL does not schedule and therefore LIVEWORLD does not deliver a full [***] hours per month, then AOL shall still pay LIVEWORLD the Minimum Monthly Fee of US $ [***] in respect of Services provided in that month.

2)	Overage Rate Where AOL requests moderation hours above the Minimum Monthly Moderation in any month, AOL agrees to pay LIVEWORLD an additional moderation fee for the additional

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	8

PORTIONS DENOTED WITH [***] HAVE
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hours in excess of Minimum Monthly Moderation (“Overage Rate”), which shall be calculated as follows:
(i)	where AOL has provided LIVEWORLD with an updated and committed schedule of required additional moderation hours above Minimum Monthly Moderation the with not less than [***] days notice (collectively “Scheduled Overage Hours”) the Overage Rate shall be US $[***] per hour (“Scheduled Overage Hours Rate”); and

(ii)	where AOL requests additional moderation hours in any month in excess of the Minimum Monthly Moderation and provides LIVEWORLD with more than [***] hours notice but fails to provide LIVEWORLD with the requisite minimum of [***] days notice such that the request for additional hours does not qualify as Scheduled Overage Hours (collectively “Unscheduled Additional Moderation Services Overage Hours”), AOL agrees to pay LIVEWORLD an overage rate (where applicable) amounting to US$ [***] per hour (“Unscheduled Overage Hours Rate”); and

(iii)	where AOL requests Unscheduled Overage Hours on less than [***] hours notice, then the Unscheduled Overage Hours Rate will be charged (as applicable) at a rate of $ [***].
(c)	Fees payable for the Services provided in relation to the Additional Moderation Services as Set out in appendix B1, Part B.

1)	Additional Moderation Services Minimum Monthly Moderation Fee

AOL agrees to pay LIVEWORLD the minimum monthly moderation fee of US $ [***] per month pursuant to the provision of the Additional Moderation Services (the “Additional Moderation Services Minimum Monthly Moderation Fee”) which shall include LIVEWORLD’s provision of up to [***] hours per month of Additional Moderation Services (“Additional Moderation Services Minimum Monthly Moderation”). For the avoidance of doubt, if AOL does not schedule and therefore LIVEWORLD does not deliver a full [***] hours per month, then AOL shall still pay LIVEWORLD the Additional Moderation Services Minimum Monthly Moderation Fee of US $ [***] in respect of Services provided in that month.

2)	Additional Moderation Services Overage Rate

Where AOL requests additional hours of Additional Moderation Services above the Minimum Monthly Moderation in any month, AOL agrees to pay LIVEWORLD an additional moderation fee for the additional hours in excess of Additional Moderation Services Minimum Monthly Moderation (“Additional Moderation Services Overage Rate”), which shall be calculated as follows:

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	9

PORTIONS DENOTED WITH [***] HAVE
BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT
(i)	where AOL has provided LIVEWORLD with an updated and committed schedule of required additional moderation hours above Additional Moderation Services Minimum Monthly Moderation the with not less than [***] days notice (collectively “Scheduled Additional Moderation Services Overage Hours”) the scheduled Additional Moderation Services overage rate shall be US $ [***] per hour (“Scheduled Additional Moderation Services Overage Hours Rate”);

(ii)	where AOL requests additional moderation hours in any month in excess of the Additional Moderation Services Minimum Monthly Moderation and provides LIVEWORLD with more than [***] hours notice but fails to provide LIVEWORLD with the requisite minimum of [***] days notice such that the request for additional hours does not qualify as Scheduled Overage Hours (collectively “Unscheduled Additional Moderation Services Overage Hours”), AOL agrees to pay LIVEWORLD an overage rate (where applicable) amounting to US$ [***] per hour (“Unscheduled Additional Moderation Services Overage Hours Rate”); and

(iii)	where AOL requests Unscheduled Additional Moderation Services Overage Hours on less than [***] hours notice, then the Unscheduled Additional Moderation Services Overage Hours Rate will be charged (as applicable) at a rate of US$ [***].
Invoicing
LIVEWORLD agrees that all invoices to be sent to AOL are due on the first day of the month for the coming month in respect of the Services to be performed by LIVEWORLD. On each month’s invoice LIVEWORLD will provide a true up charge or credit as appropriate for any over or under prior billing for the prior month’s Services. If an invoice, or any part thereof, is in bona fide dispute, AOL may only withhold payment of the amount in dispute until such time as the dispute is resolved provided that AOL shall settle all other amounts which are not the subject of a bona fide dispute in accordance with the terms of this Agreement.
Payment
Subject to AOL’s rights set out above in “Invoicing” section, invoices shall be settled by AOL within [***] days of receipt of each applicable valid and correctly submitted invoice via electronic transfer of funds (with LIVEWORLD to provide AOL with all necessary bank account details).
Fee Increases

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	10

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For the second year of this Agreement (beginning [***]) and third year of this Agreement (beginning [***]), LIVEWORLD’s Fees shall be increased at the maximum rate of [***] from the previous year’s fees.

Live World. Change Order No. 1. Execution copy.28.09.06. FINAL	11